UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 20, 2006

                        PERKINS & MARIE CALLENDER'S INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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

                     DELAWARE                               333-131004                      62-1254388
  (STATE OR OTHER JURISDICTION OF INCORPORATION)     (COMMISSION FILE NUMBER)   (IRS EMPLOYER IDENTIFICATION NO.)

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                          6075 POPLAR AVENUE, SUITE 800
                          MEMPHIS, TENNESSEE 38119-4709

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 877-7375

                                       N/A

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             EXPLANATORY STATEMENT

               In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, Perkins & Marie Callender's Inc. hereby amends its Current Report on Form 8-K (which reported under Items 2.02 - Results of Operations and Financial Condition and 9.01 - Financial Statements and Exhibits) dated November 16, 2006 to amend Items 2.02 - Results of Operations and Financial Condition and
9.01 - Financial Statements and Exhibits to read as set forth below.


ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

               On November 20, 2006, Perkins & Marie Callender's Inc. issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, relating to its adjusted EBITDA for the third quarter ended October 2, 2005 originally presented for comparative purposes in its November 15, 2006 press release of financial results for the third quarter ended October 1, 2006.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1 - Press Release dated November 20, 2006.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERKINS & MARIE CALLENDER'S INC.
Date:        November 21, 2006         By:/s/ James W. Stryker
                                          --------------------------------------
                                          James W. Stryker
                                          Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number      Description
--------    --------------------------------------------------------------------

99.1        Press Release dated November 20, 2006.